SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 27, 2010

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

SIGNATURES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C., 20549

ITEM 7.01.	REGULATION FD

On May 27, 2010 Dan Fulton, President and Chief Executive Officer, Patty Bedient, Executive Vice President and Chief Financial Officer, Larry Burrows, President of Weyerhaeuser Real Estate Company, Miles Drake, Senior Vice President Research and Development and Chief Technology Officer, and Tom Gideon, Executive Vice President – Forest Products, of Weyerhaeuser Company participated in an Annual Investor Conference. A copy of the presentation slides are furnished as Exhibit 99.1 to this report. This exhibit and a webcast of the presentations are available on the Company’s website.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) The following items are filed as exhibits to this report:

Exhibit 99.1 – Annual Investor Conference presentation slides dated May 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/S/ JEANNE HILLMAN
Its:	Vice President and Chief Accounting Officer

Date: May 27, 2010